ORCHARD SERIES FUND


                        SUPPLEMENT DATED JANUARY 21, 2000
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999


PURCHASE, REDEMPTION AND PRICING OF SHARES

The following paragraph is added at page 19 in this section.

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption in-kind) at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the application Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Trustees of the Trust deem fair and equitable. If shareholders were to receive redemptions in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Funds do not anticipate making redemptions in-kind.